                                                              EXHIBIT (8)(b)(iv)

                                 AMENDMENT NO. 7
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds (formerly AIM Variable Insurance Funds, Inc.), a Delaware Trust corporation, A I M Distributors, Inc., a Delaware Corporation, American General Life Insurance Company ("Life Company"), a Texas Life Insurance Company and American General Equity Services Corporation ("AGESC"), a Delaware Corporation, and collectively (the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's Platinum Investor Immediate Variable Annuity, Form No. 03017 and Platinum Investor FlexDirector Variable Life Insurance Policy, Form No. 03601.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

--------------------------------------------------------------------------------------------------------------
      FUNDS AVAILABLE UNDER           SEPARATE ACCOUNTS UTILIZING         POLICIES/CONTRACTS FUNDED BY THE
          THE POLICIES                  SOME OR ALL OF THE FUNDS                  SEPARATE ACCOUNTS
--------------------------------------------------------------------------------------------------------------

AIM V.I. International Growth Fund  American General Life Insurance
AIM V.I. Premier Equity Fund        Company  Separate Account VL-R   .  Platinum Investor I Flexible
                                    Established: May 1, 1997            Premium Variable Life Insurance Policy
                                                                        - Policy Form No. 97600

                                                                     .  Platinum Investor II Flexible
                                                                        Premium Variable Life Insurance Policy
                                                                        - Policy Form No. 97610

                                                                     .  Corporate America - Variable
                                                                        Flexible Premium Variable
                                                                        Life Insurance
                                                                        - Policy Form No.99301

                                                                     .  Platinum Investor Survivor
                                                                        Last Survivor Flexible Premium
                                                                        Variable Life Insurance Policy
                                                                        -  Policy Form No. 99206

                                                                     .  Platinum Investor Survivor II
                                                                        Last Survivor Flexible Premium
                                                                        Variable Life Insurance Policy
                                                                        - Policy Form No. 01206

                                                                     .  Platinum Investor III Flexible
                                                                        Premium Variable Life
                                                                        Insurance Policy
                                                                        - Policy Form No. 00600

                                                                     .  Platinum Investor PLUS
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        - Policy Form No. 02600

                                                                     .  Platinum Investor FlexDirector
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        - Policy Form No. 03601

----------------------------------                                   -----------------------------------------

AIM V.I. Value Fund                                                  .  Legacy Plus Flexible Premium
                                                                        Variable Life Insurance Policy
                                                                        - Policy Form No. 98615
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

AIM V.I. Capital Appreciation Fund                                   .  The One VUL Solution Flexible
AIM V.I. Government Securities Fund                                     Premium Variable Life Insurance Policy
AIM V.I. High Yield Fund                                                - Policy Form No. 99615
AIM V.I. International Equity Fund
-----------------------------------                                  -----------------------------------------

AIM V.I. International Equity Fund                                   .  Legacy Plus Flexible Premium
                                                                        Variable Life Insurance Policy
                                                                        - Policy Form No. 99616

--------------------------------------------------------------------------------------------------------------

Class I                             American General Life Insurance  .  Platinum Investor Variable Annuity
-------                             Company Separate Account D          - Policy Form No. 98020
AIM V.I. International Growth Fund  Established: November 19, 1973
AIM V.I. Premier Equity Fund
                                                                     .  Platinum Investor Immediate
                                                                        Variable Annuity
                                                                        - Policy Form No. 03017

--------------------------------------------------------------------------------------------------------------

Effective Date:   January 15, 2004


                                          AIM VARIABLE INSURANCE FUNDS


Attest:                                   By:
        ------------------------------         ---------------------------------
Name:  Nancy L. Martin                        Name: Robert H. Graham
Title: Assistant Secretary                    Title: President


(SEAL)


                                          A I M DISTRIBUTORS, INC.


Attest:                                   By:
        ------------------------------         ---------------------------------
Name:  Nancy L. Martin                        Name: Michael J. Cemo
Title: Assistant Secretary                    Title: President


(SEAL)

                                         AMERICAN GENERAL LIFE INSURANCE COMPANY


Attest:                                   By:
        ------------------------------           -------------------------------

Name:                                     Name:
        ------------------------------           -------------------------------

Title:                                    Title:
        ------------------------------           -------------------------------


(SEAL)


                                    AMERICAN GENERAL EQUITY SERVICES CORPORATION


Attest:                                   By:
        ------------------------------           -------------------------------

Name:                                     Name:
        ------------------------------           -------------------------------

Title:                                    Title:
        ------------------------------           -------------------------------


(SEAL)